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                           COLUMBIA FUNDS SERIES TRUST
                      MORTGAGE- AND ASSET-BACKED PORTFOLIO
                                 (THE PORTFOLIO)

                         SUPPLEMENT DATED MARCH 13, 2007
                      TO PROSPECTUSES DATED AUGUST 1, 2006

Effective immediately, the prospectus for the Portfolio is hereby supplemented as follows:

1. By adding the following at the end of the first paragraph under the heading "Principal investment strategies":

          The Portfolio may participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Portfolio's current position in mortgage-backed securities. The Portfolio may roll all, a portion, or none of the Portfolio's current position in mortgage-backed securities.

2. By adding the following as the last bullet point under the heading "Principal risks and other things to consider":

          - MORTGAGE DOLLAR ROLLS - Mortgage dollar rolls are transactions in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Portfolio's portfolio turnover rate.




INT-47/129701-0307